SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                  June 18, 2002
                                 Date of Report
                           (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                         (Name of Small Business Issuer)



   Nevada                          0-28431                       88-0109108
 (State of                       (Commission                 (I.R.S. Employer
Incorporation)                   File Number)             Identification Number)


                     11 Knob Oak Dr., Henderson Nevada 89052
           (Address of Principal Executive Offices Including Zip Code)

                                 (702) 492-7721
                         (Registrant's Telephone Number)


             3800 Old Cheney Road Suite 101-222, Lincoln, NE 68516) (Former Address, Former Name if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     The registrant has moved its headquarters to 11 Knob Oak Dr., Henderson Nevada 89052 as of June 17, 2002. Its new telephone number is 702-492-7721.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Millenium Holding Group, Inc.


June 20, 2002                      By: /s/ Richard L. Ham
                                      --------------------------------------
                                      Richard L. Ham, Director and President